Dreyfus
Municipal Income, Inc.


ANNUAL REPORT
September 30, 1999



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Dividend Reinvestment Plan

                            24   Important Tax Information

                            25   Proxy Results

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Income, Inc. covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.

Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to erosion of municipal bond prices, especially toward the end of the reporting period

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Municipal Income, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform  during the period?

The fund produced a total return of -2.59% for the 12-month reporting period ended September 30, 1999.(1) The fund provided income dividends of $0.544 per share, which is equal to a distribution rate of 7.13% over the same period.(2)

We attribute the fund's performance to its security selection strategy, which emphasizes income over total return. In rising interest-rate environments, such as the one that prevailed throughout most of the reporting period, prices of high income-producing bonds tend to decline less than bonds with lower income yields. Conversely, when interest rates decline, prices of high-income bonds tend to appreciate less than their lower yielding counterparts.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio of municipal bonds. In so doing, we strive to identify bonds that we believe are likely to help the fund maximize income.

We employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the bonds that we believe are most likely to provide high current levels of income consistent with the fund' s management policies. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time
                                                               The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

When bonds within the fund mature or are redeemed by their issuers, we generally attempt to replace them with new comparable securities that offer then-current higher-than-average income payments. We also look to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

The fund was affected by changing interest rates over the past year. When the reporting period began on October 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis. In response, the Fed reduced short-term interest rates last fall in an attempt to stimulate global economic growth.

The Fed' s strategy apparently was effective. Foreign economies appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second quarter, however, strong economic growth raised concerns that inflationary pressures might re-emerge. The Fed increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. This change in monetary policy caused municipal bond prices to fall in July, August and September.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, as of September 30, 1999, municipal bonds generally were offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.


What is the fund's current strategy?

Because some of our municipal bond holdings have been redeemed early by their issuers in a lower interest-rate environment, the fund has experienced some erosion of its dividend and income stream. We recently took steps designed to support the income stream through the issuance of auction preferred stock issued in September 1999. We are investing the proceeds from the sale of the auction preferred stock in additional municipal bonds as, in our view, attractive investment opportunities arise.

While the volume of municipal bond issuance has declined by more than 20% this year and secondary market activity has contracted accordingly, we remain vigilant in our pursuit of opportunities to upgrade the portfolio's holdings

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 1999 (Unaudited)


  Market Price per share September 30, 1999       $7 5/8
  Shares Outstanding September 30, 1999       20,382,927
  American Stock Exchange Ticker Symbol             DMF


MARKET PRICE (AMERICAN STOCK EXCHANGE)

                                                           Fiscal Year Ended September 30, 1999
                                           -----------------------------------------------------------------
                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1998            MARCH 31, 1999            JUNE 30, 1999            SEPTEMBER 30, 1999
                    ---------------------------------------------------------------------------------------------------------------

   High                      $ 10 1/16                  $ 9 13/16                  $ 9                       $ 8 11/16
   Low                          9 1/2                     8 13/16                    8 9/16                    7 5/8
   Close                        9 9/16                    8 15/16                    8 9/16                    7 5/8


PERCENTAGE GAIN (LOSS) based on change in Market Price*

   October 24, 1988 (commencement of operations)
     through September 30, 1999                                                                                63.25%
   October 1, 1989 through September 30, 1999                                                                   54.73
   October 1, 1994 through September 30, 1999                                                                   18.91
   October 1, 1998 through September 30, 1999                                                                 (16.35)
   January 1, 1999 through September 30, 1999                                                                 (16.52)
   April 1, 1999 through September 30, 1999                                                                   (12.00)
   July 1, 1999 through September 30, 1999                                                                    ( 9.50)

NET ASSET VALUE PER SHARE

     October 24, 1988 (commencement of operations)                                  $ 9.26
     September 30, 1998                                                               9.71
     December 31, 1998                                                                9.60
     March 31, 1999                                                                   9.53
     June 30, 1999                                                                    9.28
     September 30, 1999                                                               8.90

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   October 24, 1988 (commencement of operations)
     through September 30, 1999                                                                               105.78%
   October 1, 1989 through September 30, 1999                                                                   89.70
   October 1, 1994 through September 30, 1999                                                                   30.90
   October 1, 1998 through September 30, 1999                                                                 ( 2.59)
   January 1, 1999 through September 30, 1999                                                                 ( 2.93)
   April 1, 1999 through September 30, 1999                                                                   ( 3.67)
   July 1, 1999 through September 30, 1999                                                                    ( 2.54)

*  WITH DIVIDENDS REINVESTED.

STATEMENT OF INVESTMENTS

September 30, 1999


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.8%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--3.5%

Courtland Industrial Development Board, SWDR
   (Champion International Corp. Project) 6.50%, 9/1/2025                                     2,500,000                2,545,425

Jefferson County, Sewer Revenue, Capital Improvement
   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000                7,268,325

ALASKA--6.7%

Alaska Housing Finance Corp., General Mortgage Revenue
   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000                6,978,370

Valdez, Marine Terminal Revenue:
   (British Petroleum Pipeline Inc. Project) 5.50%, 10/1/2028                                 5,000,000                4,655,100
   (Mobil Alaska Pipeline) 5.75%, 11/1/2028                                                   7,500,000                7,248,000

ARIZONA--.9%

Tucson Airport Authority, Special Facility Revenue
  (Lockheed Aeromod Center Inc.)
   8.70%, 9/1/2019                                                                            2,500,000                2,633,125

CALIFORNIA--3.0%

Abag Financial Authority For Nonprofit Corps., MFHR
  (Civic Center Drive Apartments)
   5.875% 9/1/2032 (Insured; FSA)                                                             4,000,000                3,999,760

California Housing Finance Agency, MFHR
   6.05%, 8/1/2038 (Insured; MBIA)                                                            2,500,000                2,526,375

California Statewide Communties Development Authority, COP
   (The Internext Group) 5.375%, 4/1/2030                                                     2,000,000                1,757,940

COLORADO--3.3%

City and County of Denver, Airport Revenue:
   8.25%, 11/15/2012 (Prerefunded 11/15/2000)                                                   560,000  (a)             597,453
   8.25%, 11/15/2012                                                                          5,940,000                6,256,127

   (Special Facilities-United Airlines Inc. Project)
      6.875%, 10/1/2032                                                                       2,480,000                2,550,531

FLORIDA--7.6%

Highlands County Health Facilities Authority,HR
   (Adventist Health System) 5.25%, 11/15/2028                                                2,600,000                2,262,442

Orange County Health Facilities Authority, Revenue:
  (Health Facility-Mental Health Services)
      9.25%, 7/1/2020 (Prerefunded 7/1/2000)                                                  4,590,000  (a)           4,860,948
   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         1,500,000                1,459,950

Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
      6.85%, 2/15/2021                                                                        6,950,000  (b)           4,274,250

   (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022                                                                         2,700,000  (b)           1,633,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Pinellas County Housing Finance Authority, SFMR
   (Multi-County Program) 6.70%, 2/1/2028                                                     3,990,000                4,134,239

South Lake County Hospital District, Revenue
   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                3,000,000                2,799,030

GEORGIA--2.6%

Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
      8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                  6,315,000  (a)           7,296,035

ILLINOIS--6.0%

Chicago-O'Hare International Airport, Special Facility Revenue:
  (American Airlines Inc. Project):
      7.875%, 11/1/2025                                                                       2,000,000                2,093,920
      8.20%, 12/1/2024                                                                        1,000,000                1,134,810

   (United Airlines Inc. Project) 8.50%, 5/1/2018                                             2,000,000                2,077,880

Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition
    Program):
         8.75%, 3/1/2010                                                                        120,000                  122,485
         8.50%, 9/1/2010 (Prerefunded 9/1/2000)                                               3,290,000  (a)           3,483,946
         8.50%, 9/1/2010                                                                      1,710,000                1,772,073
         5.50%, 7/1/2012                                                                      1,405,000                1,313,169

Illinois Health Facilities Authority, Revenue
   (OSF Healthcare System) 6.25%, 11/15/2029                                                  5,000,000  (c)           4,929,500

INDIANA--.7%

Indiana Health Facility Financing Authority, HR
   (Charity Obligation Group) 5.50%, 11/15/2024                                               2,000,000                1,857,480

KENTUCKY--1.3%

Perry County, SWDR (TJ International Project) 7%, 6/1/2024                                    3,500,000                3,672,620

MASSACHUSETTS--2.1%

Massachusetts Industrial Finance Agency, Revenue
   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        5,640,000                6,000,847

MICHIGAN--5.8%

Hancock Hospital Finance Authority, Mortgage Revenue
   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,006,884

Michigan Hospital Finance Authority, HR,
  (Genesys Health System Obligated Group)
   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           9,146,705

Michigan Strategic Fund, SWDR (Genesee Power Station Project)
   7.50%, 1/1/2021                                                                            5,000,000                5,238,200


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA--.4%

Minnesota Housing Finance Agency, Single Family Mortgage
   5.60%, 7/1/2022                                                                            1,200,000                1,165,344

MISSISSIPPI--1.7%

Mississippi Business Finance Corp., PCR
   (System Energy Resource Inc. Project) 5.875%, 4/1/2022                                     5,000,000                4,630,400

MONTANA--.9%

Montana Health Facility Authority, Health Care Revenue
   (Sidney Health Center) 5.75%, 9/1/2019 (Insured; ACA)                                      2,725,000                2,626,355

NEVADA--4.8%

Clark County, IDR:
   (Nevada Power Co. Project) 5.90%, 10/1/2030                                                4,000,000                3,782,120
   (Southwest Gas Corp.):
      7.50%, 9/1/2032                                                                         3,000,000                3,208,710
      6.50%, 12/1/2033                                                                        2,300,000                2,364,285
      6.10%, 12/1/2038                                                                        4,000,000                4,009,480

NEW HAMPSHIRE--2.8%

New Hampshire Industrial Development Authority, PCR
   (Public Service Co. Project) 7.65%, 5/1/2021                                               7,500,000                7,783,575

NEW YORK--5.6%

New York City 8.25%, 11/15/2010 (Prerefunded 11/15/2001)                                      3,000,000  (a)           3,290,550

New York City Municipal Water Finance Authority,
  Water and Sewer System Revenue
      5.75%, 6/15/2031 (Insured; FGIC)                                                        6,000,000  (c)           5,913,300

New York State Urban Development Corporation
   5.50%, 7/1/2022                                                                            7,000,000                6,646,920

NORTH DAKOTA--.2%

North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012                                       537,400                  553,581

OHIO--3.5%

Cuyahoga County, Hospital Improvement Revenue
   (The Metrohealth System Project) 6.125%, 2/15/2024                                         5,000,000                4,955,850

Ohio Housing Finance Agency,Residential Mortgage Revenue
   5.75%, 9/1/2030                                                                            5,000,000                4,845,350

PENNSYLVANIA--1.3%

Pennsylvania Economic Development Financing Authority, RRR
   (Northampton Generating Project) 6.60%, 1/1/2019                                           3,500,000                3,601,325

SOUTH CAROLINA--3.0%

Medical University, Hospital Facilities Revenue
   6%, 7/1/2019                                                                               5,000,000                4,939,650

Piedmont Municipal Power Agency, Electric Revenue:
   6.55%, 1/1/2016                                                                              880,000                  880,211
   5.25%, 1/1/2021                                                                            3,000,000                2,620,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--1.8%

Tennessee Housing Development Agency, Homeownership Program
   6%, 1/1/2028                                                                               5,000,000                4,972,500

TEXAS--9.7%

Alliance Airport Authority Inc., Special Facilities Revenue
   (American Airlines Inc. Project) 7.50%, 12/1/2029                                          2,375,000                2,481,234

Austin, Convention Center Revenue
   8.25%, 11/15/2014 (Prerefunded 11/15/1999)                                                 5,130,000  (a)           5,260,507

Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview)
   10.50%, 3/1/2020 (Prerefunded 3/1/2000)                                                    4,665,000  (a)           4,883,835

Dallas County Utility and Reclamation District
   5.875%, 2/15/2029 (Insured: AMBAC)                                                         4,000,000  (c)           3,974,520

Port of Corpus Christi Authority, Nueces County, General Revenue
   (Union Pacific) 5.65%, 12/1/2022                                                           4,000,000                3,683,160

Texas, Veterans Housing Assistance Program 6.10%, 6/1/2031                                    7,000,000  (c)           6,999,300

UTAH--2.2%

Carbon County, SWDR (Sunnyside Cogeneration):
   7.10%, 8/15/2023                                                                           3,550,000                3,596,683
   Zero Coupon, 8/15/2024                                                                     1,080,000                  183,017

Utah Housing Finance Agency, Single Family Mortgage
   6%, 1/1/2031                                                                               2,500,000  (c)           2,482,275

WASHINGTON--2.5%

Public Utility District No. 1 of Pend Orielle County,

  Electric Revenue
   6.375%, 1/1/2015                                                                           2,000,000                2,107,180

Washington Higher Education Facilities Authority, Revenue
   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000  (c)           4,944,400

WEST VIRGINIA--4.4%

Braxton County, SWDR (Weyerhaeuser Co. Project):
   6.50%, 4/1/2025                                                                            5,000,000                5,246,100
   5.80%, 6/1/2027                                                                            7,450,000                7,157,140

WISCONSIN--2.7%

Wisconsin Health and Educational Facilities Authority, Revenue
   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                                4,750,000                4,212,110

Wisconsin Housing and Economic Development Authority,
  Home Ownership Revenue
   5.75%, 9/1/2028                                                                            3,500,000                3,380,335

WYOMING--1.1%

Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024                                      3,000,000                3,141,630


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--3.7%

Puerto Rico Highway and Transportation Authority,
  Transportation Revenue:
      6.09%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (d,e)         3,010,720
      6.09%, 7/1/2038                                                                         5,000,000  (e)           3,763,400

Puerto Rico Infrastructure Financing Authority,
  Special Tax Revenue, Residual Certficates
      6.495%, 7/1/2015                                                                        4,000,000  (e)           3,642,320

TOTAL LONG-TERM INVESTMENTS
   (cost $ 271,042,400)                                                                                              269,527,616
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--16.3%
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--.1%

Illinois Health Facilities Authority, Revenue, VRDN
   (University of Chicago Hospitals) 3.95% (Insured; MBIA)                                      200,000  (f)             200,000

INDIANA--1.2%

Jasper County, PCR, VRDN
   (Northern Indiana Public Service) 3.80%                                                    3,300,000  (f)           3,300,000

MICHIGAN--2.5%

Michigan Strategic Fund, LOR, VRDN (Detriot Edison Co.)
   3.95% (LOC; Barclays Bank PLC.)                                                            4,000,000  (f)           4,000,000

Royal Oak Hospital Finance Authority, HR, VRDN
   (William Beaumont Hospital) 3.90%                                                          3,000,000  (f)           3,000,000

MINNESOTA--4.2%

Minneapolis and Saint Paul Housing And Redevelopment Authority,
  Health Care Systems Revenue, VRDN (Childrens' Health Care)
      4% (Insured; FSA)                                                                      11,970,000  (f)          11,970,000

NEW YORK--3.7%

New York City 3.80% (LOC; Morgan Guaranty Trust Company)                                     10,500,000  (f)          10,500,000

TEXAS--4.6%

Harris County Health Facilities Development Corporation, HR,
   VRDN (Texas Childrens Hospital) 3.75% (Insured; MBIA)                                     13,000,000  (f)          13,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $45,970,000)                                                                                                 45,970,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $317,012,400)                                                            112.1%              315,497,616

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (12.1%)             (34,182,723)

NET ASSETS                                                                                       100.0%              281,314,893

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access                             MBIA                 Municipal Bond Investors
AMBAC               American Municipal Bond Assurance                                            Assurance Insurance
                        Corporation                                                              Corporation
COP                 Certificate of Participation                        MFHR                 Multi-Family Housing
FGIC                Financial Guaranty Insurance Company                                         Revenue
FSA                 Financial Security Assurance                        PCR                  Pollution Control Revenue
HR                  Hospital Revenue                                    RRR                  Resources Recovery Revenue
IDR                 Industrial Development Revenue                      SFMR                 Single Family Mortgage
LOC                 Letter of Credit                                                             Revenue
LOR                 Limited Obligation Revenue                          SWDR                 Solid Waste Disposal Revenue

                                                                        VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              21.1
AA                               Aa                              AA                                               11.3
A                                A                               A                                                18.0
BBB                              Baa                             BBB                                              22.6
F1                               MIG1/P1                         SP1/A1                                           14.6
Not Rated(g)                     Not Rated(g)                    Not Rated(g)                                     12.4

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN A TRANSACTION EXEMPT FROM REGISTRATION,
NORMALLY TO A QUALIFIED INSTITUTIONAL BUYER. AT SEPTEMBER 30, 1999, THIS
SECURITY AMOUNTED TO $3,010,720 OR 1.1% OF NET ASSETS.

(E)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(F)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(G)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(H)  AT SEPTEMBER 30, 1999, THE FUND HAD $80,862,761 (28.7%) OF NET ASSETS
INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           317,012,400   315,497,616

Cash                                                                    128,908

Interest receivable                                                   4,435,029

Prepaid expenses                                                          1,415

                                                                    320,062,968
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           126,501

Payable for investment securities purchased                          38,211,890

Dividends payable                                                       102,466

Accrued expenses and other liabilities                                  307,218

                                                                     38,748,075
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      281,314,893
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A and B, par value $.001 per share
  (4,000 shares issued and outstanding at
   $25,000 per share liquidation preference)--Note 1                100,000,000

Common Stock, par value, $.001 per share (20,382,927 shares issued
   and outstanding)                                                      20,383

Paid-in capital                                                      188,690,840

Accumulated distributions in excess of investment income--net          (158,171)

Accumulated net realized gain (loss) on investments                  (5,723,375)

Accumulated net unrealized appreciation (depreciation)
   on investments --Note 4                                           (1,514,784)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                         181,314,893
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       281,314,893
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Capital Stock authorized)      20,382,927

NET ASSET VALUE per common stock, offering and

   redemption price per share ($)                                          8.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,634,220

EXPENSES:

Management fee--Note 3(a)                                            1,367,237

Shareholder servicing costs--Note 3(b)                                  78,885

Professional fees                                                       60,350

Prospectus and shareholders' reports                                    51,007

Directors' fees and expenses--Note 3(c)                                 44,939

Custodian fees--Note 3(b)                                               14,474

Commission fees--Note 1                                                  7,534

Registration fees                                                        3,955

Interest expense--Note 2                                                   377

Miscellaneous                                                           13,671

TOTAL EXPENSES                                                       1,642,429

INVESTMENT INCOME--NET                                              10,991,791
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (540,505)

Net unrealized appreciation (depreciation) on investments         (14,626,753)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (15,167,258)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,175,467)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS


                                                       Year Ended September 30,
                                                --------------------------------
                                                         1999            1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              10,991,791      11,259,548

Net realized gain (loss) on investments              (540,505)         112,944

Net unrealized appreciation (depreciation)
   on investments                                  (14,626,753)       4,039,493

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        (4,175,467)      15,411,985
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                        (11,084,592)    (12,192,007)

Preferred Stock                                        (102,466)             --

TOTAL DIVIDENDS                                     (11,187,058)    (12,192,007)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock           100,000,000             --

Dividends reinvested--Note 1(c)                         372,814          706,813

Offering costs charged to paid-in capital resulting

   from the issuance of Preferred Stock              (1,200,000)            --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                    99,172,814         706,813

TOTAL INCREASE (DECREASE) IN NET ASSETS               83,810,289       3,926,791
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                  197,504,604     193,577,813

END OF PERIOD                                        281,314,893     197,504,604

Undistributed investment income and
   distributions in excess of investment income--net    (158,171)         37,096
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING AS A RESULT OF
   DIVIDENDS REINVESTED                                   38,754          71,263

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                                        Year Ended September 30,
                                                                  ------------------------------------------------------------------
                                                                 1999          1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             9.71          9.55           9.60           9.74          9.41

Investment Operations:

Investment income--net                                            .53           .55            .61            .64           .65

Net realized and unrealized
   gain (loss) on investments                                   (.73)           .21           (.02)          (.16)          .35

Total from Investment Operations                                (.20)           .76            .59            .48          1.00

Distributions:

Dividends from investment
   income--net-common stock                                     (.54)          (.60)          (.64)          (.62)         (.67)

Dividends from investment
   income--net-preferred stock                                  (.01)            --             --             --            --

Total Distributions                                             (.55)          (.60)          (.64)          (.62)         (.67)

Capital Stock transaction--net
   effect of Preferred Stock offering                           (.06)            --            --              --            --

Net asset value, end of period                                  8.90           9.71           9.55           9.60          9.74

Market value, end of period                                     7 5/8          9 11/16       10 3/8          9 9/16        9 3/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                          (16.35)          (.69)         15.90           8.83         13.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets
   applicable to Common Stock                                   .84(b)         .82             .82            .83           .85

Ratio of net investment income to average
   net assets applicable to Common Stock                       5.63(b)        5.75            6.36           6.61          6.86

Portfolio Turnover Rate                                       35.55           8.84           10.67           8.56         36.09

Net Assets, net of Preferred Stock,
   end of period ($ x 1,000)                                181,315        197,505         193,578        193,165       195,517

Preferred Stock outstanding,
   end of period ($ x 1,000)                                100,000           --              --             --            --

Asset coverage of Preferred Stock,
   end of period (%)                                           281            --              --             --            --

(A)  CALCULATED BASED ON MARKET VALUE.

(B)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

In connection with the offering of Auction Preferred Stock ("APS"), the Board of Directors on September 10, 1999 reclassified 4,000 shares of unissued capital stock as APS. The fund issued 2,000 shares of Series A and 2,000 shares of Series B APS, with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . The initial dividend rate on the APS was 3.40% per annum. Subsequent dividend rates will be determined pursuant to periodic auctions. Banker's Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Martin D. Fife and Whitney I. Gerard to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued daily by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On September 30, 1999, the Board of Directors declared a cash dividend to Common Shareholders of $.044 per share from investment income-net, payable on October 28, 1999 to Common Shareholders of record as of the close of business on October 14, 1999.

For APS, dividends are currently reset every 28 days. The dividend rates for the period ended September 30, 1999 were 3.40% for Series A payable on October 13, 1999 and 3.40% for Series B payable on October 15, 1999.

d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $5,000,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2004 .

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 1999 was approximately $10,700 with a related weighted average annualized interest rate of 3.53%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1999.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 1999, the fund was charged $78,442 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $14,474 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999 amounted to $161,527,759 and $69,575,207, respectively.

At September 30, 1999, accumulated net unrealized depreciation on investments was $1,514,784, consisting of $7,692,013 gross unrealized appreciation and $9,206,797 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Municipal Income, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

New York, New York
November 1, 1999

                                                             The Fund


DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.


The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 1999, shareholders of common stockvoted on the following proposals presented at the annual shareholders' meeting held on May 21, 1999. The description of each proposal and the number of shares voted are as follows:


                                                                                                          Shares
                                                                                        -------------------------------------------
                                                                                          For                Authority Withheld
                                                                                        -------------------------------------------

To elect three Class III Directors:*
      Joseph S. DiMartino                                                           16,680,365                           278,368

      George L. Perry                                                               16,715,225                           243,508

      Paul Wolfowitz                                                                16,718,505                           240,228

                                                                                        Shares
                                                   ---------------------------------------------------------------------------------

                                                                     For                      Against                  Abstained
                                                   ---------------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors for
the fund                                                         16,718,058                   69,078                     171,597

*   THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2002.

                                                                        The Fund

NOTES



OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife(*)
Whitney I. Gerard(*)
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
* DESIGNATED DIRECTORS FOR AUCTION PREFERRED STOCK

OFFICERS

President and Treasurer
      Marie E. Connolly

Vice President and Secretary
      Margaret W. Chambers

Vice President and Assistant Treasurer
      Mary A. Nelson

Vice President, Assistant Treasurer and Assistant Secretary
      Stephanie Pierce

Vice President and Assistant Treasurer
      George A. Rio

Vice President and Assistant Treasurer
      Joseph F. Tower, III

Vice President and Assistant Secretary
      Douglas C. Conroy

Vice President and Assistant Secretary
      Christopher J. Kelley

Vice President and Assistant Secretary
      Kathleen K. Morrisey

Vice President and Assistant Secretary
      Elba Vasquez

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Stephen C. Kris
Richard J. Moynihan
W. Michael Petty
Jill C. Schaffro
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR

Mellon Bank, N.A. (Common Stock)
Banker's Trust (Auction Preferred Stock)

AUCTION AGENT,
Banker's Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

AMEX Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Municipal Income, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660




(c) 1999 Dreyfus Service Corporation                                   424AR999